UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 28, 2021

Blueprint Medicines Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-37359	26-3632015
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

45 Sidney Street Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

 Registrant’s telephone number, including area code: (617) 374-7580

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	BPMC	Nasdaq Global Select Market

Item 8.01 Other Events.

Blueprint Medicines Corporation (the “Company”) previously entered into: (i) a Collaboration and License Agreement, effective March 14, 2016, by and among F. Hoffman-La Roche Ltd, Hoffman-La Roche Inc. and the Company, as amended by Amendment to Collaboration and License Agreement effective April 15, 2016 (collectively, the “Original Agreement”) and (ii) a Second Amendment to Collaboration and License Agreement, effective April 27, 2016, by and among F. Hoffman-La Roche Ltd, Hoffman-La Roche Inc. and the Company (the “Second Amendment”). The Securities and Exchange Commission previously granted confidential treatment for certain provisions of the Original Agreement and the Second Amendment through July 5, 2021.

On July 28, 2021, in conjunction with the filing of this current report on Form 8-K, the Company is re-filing the Original Agreement and the Second Amendment to comply with the requirements set forth in Item 601(b)(10)(iv) of Regulation S-K.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1†

Collaboration and License Agreement, effective March 14, 2016, by and among F. Hoffman-La Roche Ltd, Hoffman-La Roche Inc. and the Company, as amended by Amendment to Collaboration and License Agreement effective April 15, 2016

10.2†	Second Amendment to Collaboration and License Agreement, effective April 27, 2016, by and among F. Hoffman-La Roche Ltd, Hoffman-La Roche Inc. and the Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and incorporated as Exhibit 101)

†

Certain portions of this exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. The Company has determined that such omitted information is (i) not material and (ii) information that the Company treats as private or confidential.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEPRINT MEDICINES CORPORATION

Date: July 28, 2021	By:	/s/ Jeffrey W. Albers
Jeffrey W. Albers
Chief Executive Officer

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